Intangible Assets	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	INTANGIBLE ASSETS

		Accumulated	Net Book
($ millions)	Cost	Amortization	Value
2023
Computer software	1,040	(528)	512
Land, transmission and water rights	1,071	(182)	889
Other	132	(81)	51
Assets under construction	58	—	58
	2,301	(791)	1,510

2022
Computer software	985	(497)	488
Land, transmission and water rights	1,064	(171)	893
Other	135	(78)	57
Assets under construction	110	—	110
	2,294	(746)	1,548

Included in the cost of land, transmission and water rights as at December 31, 2023 was $113 million (2022 - $117 million) not subject to amortization. Amortization expense was $150 million for 2023 (2022 - $145 million). Amortization is estimated to average approximately $88 million for each of the next five years.